UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2013

(December 10, 2013)

ARAMARK Holdings Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36223	20-8236097
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Market Street Philadelphia, Pennsylvania	19107
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code): (215) 238-3000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement

On December 11, 2013, ARAMARK Holdings Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. LLC as representatives of the several underwriters named therein (collectively, the “Underwriters”) and the selling stockholders named therein (the “Selling Stockholders”), relating to the initial public offering (the “Offering”) of 36,250,000 shares of its common stock, par value $0.01 per share, of which 28,000,000 are being sold by the Company and 8,250,000 are being sold by the Selling Stockholders, pursuant to the Company’s Registration Statement on Form S-1 (File No. 333-191057), as amended (the “Registration Statement”). The offering price to the public was $20.00 per share, and the Underwriters agreed to purchase the shares from the Company and the Selling Stockholders at a price of $18.90 per share. Certain of the Selling Stockholders also granted the Underwriters an option to purchase up to 5,437,500 additional shares to cover over allotments. On December 13, 2013, the Underwriters exercised this option in full.

The Underwriting Agreement contains certain representations, warranties, covenants and conditions. It also provides that the Company will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933 (the “Securities Act”), or contribute to payments the Underwriters may be required to make because of any of those liabilities.

The foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Underwriting Agreement which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Stockholders Agreement

In connection with the Offering, on December 10, 2013, the Company entered into an Amended and Restated Stockholders Agreement (the “Stockholders Agreement”) with ARAMARK Intermediate HoldCo Corporation (“HoldCo”), a Delaware corporation wholly-owned by the Company, and the stockholders of the Company named therein. The terms of the Stockholders Agreement are substantially the same as the terms set forth in the form of such agreement previously filed as Exhibit 10.54 to the Registration Statement and as described therein. A copy of the Stockholders Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Registration Rights Agreement

In connection with the Offering, on December 10, 2013, the Company entered into an Amended and Restated Registration Rights and Coordination Committee Agreement (the “Registration Rights Agreement”) with Holdco and the stockholders of the Company named therein. The terms of the Registration Rights Agreement are substantially the same as the terms set forth in the form of such agreement previously filed as Exhibit 10.55 to the Registration Statement and as described therein. A copy of the Registration Rights Agreement is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Certain of the Underwriters and the stockholders party to the Underwriting Agreement, the Stockholders Agreement and the Registration Rights Agreement, as applicable, have various relationships with the Company. For further information concerning the other material relationships between the Company and such entities and their affiliates, see the sections entitled “Underwriting (Conflicts of Interest)” and “Certain Relationships and Related Party Transactions” in the Company’s prospectus dated December 11, 2013, filed pursuant to Rule 424(b) of the Securities Act on December 12, 2013, which information is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

Amended and Restated Certificate of Incorporation and Amended and Restated By-laws

As contemplated in the Registration Statement, the Company filed an Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware on December 11, 2013.

Amended and Restated Bylaws (the “Bylaws”) became effective as of December 11, 2013, as contemplated in the Registration Statement.

The provisions of the Certificate of Incorporation and Bylaws are substantially the same as the provisions set forth in the forms of such Certificate of Incorporation and Bylaws filed as Exhibits 3.1 and 3.2 to the Registration Statement, respectively. A description of the common stock of the Company is included in the Registration Statement in the section entitled “Description of Capital Stock.” The Certificate of Incorporation and the Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of December 11, 2013, among ARAMARK Holdings Corporation and the other parties thereto

3.1	Amended and Restated Certificate of Incorporation of ARAMARK Holdings Corporation

3.2	Amended and Restated By-laws of ARAMARK Holdings Corporation

10.1	Amended and Restated Stockholders Agreement, dated as of December 10, 2013, among ARAMARK Holdings Corporation and the other parties thereto

10.2	Amended and Restated Registration Rights and Coordination Committee Agreement, dated as of December 10, 2013, among ARAMARK Holdings Corporation and the other parties thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARAMARK HOLDINGS CORPORATION

By:	/s/ L. Frederick Sutherland
Name:	L. Frederick Sutherland
Title:	Executive Vice President and Chief Financial Officer

December 16, 2013

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of December 11, 2013, among ARAMARK Holdings Corporation and the other parties thereto.

3.1	Amended and Restated Certificate of Incorporation of ARAMARK Holdings Corporation

3.2	Amended and Restated By-laws of ARAMARK Holdings Corporation

10.1	Amended and Restated Stockholders Agreement, dated as of December 10, 2013, among ARAMARK Holdings Corporation and the other parties thereto.

10.2	Amended and Restated Registration Rights and Coordination Committee Agreement, dated as of December 10, 2013, among ARAMARK Holdings Corporation and the other parties thereto.